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                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated January 19, 2001 included in the Form 10-K, into the Company's previously filed Registration Statements (File No.'s 333-53903 and 333-37724) on Form S-8.

                                                         /s/ Arthur Andersen LLP

San Jose, California
March 16, 2001